[Sketch of L. Roy Papp appears here]




                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                                 A No-Load Fund





                                  ANNUAL REPORT
                                DECEMBER 31, 1999




                                                     Managed by:
                                                     L. Roy Papp & Associates
                                                     6225 North 24th Street
                                                     Suite 150
                                                     Phoenix, AZ  85016
                                                     (602)956-1115 Local
                                                     (800)421-4004
                                                     E-mail: invest@roypapp.com
                                                     Web: http://www.roypapp.com

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN PAPP
       AMERICA-PACIFIC RIM FUND, INC. AND THE MORGAN STANLEY WORLD INDEX


AVERAGE ANNUAL TOTAL RETURN

                                           1 Year   Since Inception
Papp America-Pacific Rim Fund               24.9%         26.9%
Morgan Stanley World Index                  24.9%         22.5%


Year        Papp America-Pacific        Morgan Stanley
                 Rim Fund                 World Index
3/14/97          $10,000                   $10,000
1997              12,110                    11,370
1998              15,580                    14,130
1999              19,459                    17,654




            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE
The investment return and principal value of an investment in the Fund will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. This Fund's performance is measured against that of the Morgan Stanley World Index. Approximately 34% of the earnings of the companies in the Fund's portfolio are derived from Pacific Rim sources, 17% are derived from other foreign sources, and 49% are derived from United States sources. The Morgan Stanley World Index is an unmanaged [market-weighted] index that includes 50% foreign companies and 50% United States companies. The values shown include reinvested dividends.

                       PAPP AMERICA-PACIFIC RIM FUND, INC.

Dear Fellow Shareholders:

Our Fund had another good year in 1999. We were up 24.9% while the Morgan Stanley World Index, against which we measure ourselves, also was up 24.9%. The World Index did somewhat better than the Standard & Poor's 500 Stock Index, which increased by 21.0%.

As the chart on the opposite page indicates, in the little less than three years of operations our Fund has bested the World Index by a significant amount and, despite the so-called economic crisis in Asia, has performed slightly better than the S & P 500. More importantly though, our progress has been quite steady compared with the sharp ups and downs experienced by many funds investing in Asian companies. In 1997 we were up 21.1%, in 1998 we were up 28.7%, and in 1999 we were up 24.9%. For the almost three years beginning March 14, 1997 the numbers are: Papp America-Pacific Rim Fund +94.6%; Morgan Stanley World Index +76.5%; Standard & Poor's 500 Stock Index +93.3%.

The organization of Papp America-Pacific Rim Fund reflects our conviction that the next century will see Asia regain its place as a very powerful economic region. The Fund is not intended to provide a comprehensive investment program for the common stock portion of an investment portfolio, but is intended to provide a diversified group of stocks selected for their participation in the fastest growing areas of Asia's economies. We aim to do this with mainly United States companies that do a substantial amount of business in Asia, particularly those companies that have demonstrated their clear leadership in the fast growing areas of medical and electronic technology.

More than half of the companies in our Fund today were there when we started. These include the large drug companies, Eli Lilly and Warner-Lambert, specialty medical device companies, Medtronic and Stryker, and the huge computer and software companies, Hewlett-Packard and Intel. To a large extent, we have not invested in purely Asian companies because of our concerns about their price volatility and lack of liquidity, different reporting standards and other auditing problems, and lack of SEC oversight. Finally, the companies we own are generally worldwide in nature, which gives them a significant edge should one region or another experience economic problems.

Our fundamental beliefs have not changed since this Fund was initially organized. We think that well established and managed United States companies will do very well with their Asian operations and that the long term investor will be rewarded accordingly.

                                                          Warmest Regards,

                                                           /s/ L. Roy  Papp
                                                           L. Roy Papp, Chairman
                                                           February 8, 2000

P.S. As of today, our Fund is up 5.7% this year while the World Index is down 4.0% and the S&P 500 is down 1.8%.

<                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1999


                                                                                             Number             Market
                              Common Stocks                                                of Shares             Value
-----------------------------------------------------------------------------             --------------    --------------
COMPUTER EQUIPMENT (19.6%)
   Hewlett-Packard Company
      (Manufacturer of printers, computers, and medical
      electronic equipment)                                                                   8,500            $  968,469
   Intel Corporation
      (Manufacturer of microprocessors, microcontrollers,
      and memory chips)                                                                      16,000             1,317,000
   International Business Machines Corporation
      (Global provider of information technology, hardware,
      software, and services)                                                                 3,500               378,000
   National Instruments Corporation*
      (Supplier of computer based instrumentation products)                                  15,000               573,750
                                                                                                            --------------
                                                                                                                3,237,219
                                                                                                            --------------
ELECTRONIC EQUIPMENT (16.6%)
   Agilent Technologies, Inc.
      (Designs and manufactures test and measurment systems for the
      electronics and healthcare industries)                                                  6,800               525,725
   American Power Conversion*
      (Leading producer of uninterruptible power supply products)                            48,000             1,266,000
    Molex, Inc.
      (Supplier of interconnection products)                                                 21,000               950,250
                                                                                                            --------------
                                                                                                                2,741,975
                                                                                                            --------------
FINANCIAL SERVICES (16.4%)
   American International Group
      (Major international insurance holding company)                                        10,000             1,081,250
   General Electric Co.
      (Diversified financial and industrial company)                                          5,500               851,125
   State Street Corporation
      (Provider of U.S. and global securities custodial services)                            10,500               767,156
                                                                                                            --------------
                                                                                                                2,699,531
                                                                                                            --------------
INDUSTRIAL SERVICES (16.3%)
   Expeditors International of Washington, Inc.
      (International air freight forwarding)                                                 23,000             1,007,688
   G & K Services, Inc. Class A
      (Uniform rental service)                                                               14,500               469,437
   Interpublic Group of Companies, Inc.
      (Worldwide advertising agencies)                                                       21,000             1,211,438
                                                                                                            --------------
                                                                                                                2,688,563
                                                                                                            --------------

*Non-income producing security.
                    The accompanying notes are an integral part of this financial statements.

                                       4


                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1999


                                                                                             Number             Market
                              Common Stocks (continued)                                     of Shares             Value
-----------------------------------------------------------------------------             --------------    --------------
MEDICAL PRODUCTS (10.1%)
   Medtronic, Inc.
      (Manufacturer of implantable biomedical devices)                                         22,000         $   801,625
   ResMed, Inc.*
      (Developer and manufacturer of respiratory products)                                      4,000             167,000
   Stryker Corp.
      (Developer and manufacturer of surgical and medical devices)                             10,000             696,250
                                                                                                            --------------
                                                                                                                1,664,875
                                                                                                            --------------
PHARMACEUTICAL (7.3%)
   Eli Lilly & Co.
      (Prescription pharmaceuticals)                                                            7,500             498,750
   Pfizer, Inc.
      (Prescription pharmaceuticals)                                                            6,000             194,625
   Warner-Lambert Company
      (Prescription pharmaceuticals)                                                            6,000             491,625
                                                                                                            --------------
                                                                                                                1,185,000
                                                                                                            --------------
TELECOMMUNICATIONS (5.5%)
   L. M. Ericsson Telephone AB
      (Manufacturer of telecom systems and cellular handsets)                                  12,000             788,250
   Cable & Wireless HKT Ltd.
      (International telecommunications services)                                               4,000             116,500
                                                                                                            --------------
                                                                                                                  904,750
                                                                                                            --------------
RESTAURANTS (4.5%)
    McDonald's Corporation
      (Fast food restaurants and franchising)                                                  18,500             745,781
                                                                                                            --------------

CONSUMER PRODUCTS (2.3%)
    Clorox Company
      (Manufacturer of bleach and other consumer products)                                      7,500             377,812

SOFTWARE (1.0%)
    Microsoft Corporation*
       (Personal computer software)                                                             1,500             175,125

TOTAL COMMON STOCKS - 99.6%                                                                                    16,420,631
Cash and Other Assets, Less Liabilities -  0.4%                                                                    58,069
                                                                                                            --------------
Net Assets - 100.0%                                                                                           $16,478,700
                                                                                                            ==============

Net Asset Value Per Share
(Based on 847,668 shares outstanding at December 31, 1999)                                                    $     19.44
                                                                                                            ==============

*Non-income producing security.
                The accompanying notes are an integral part of this financial statement.


                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                           DECEMBER 31,1999 AND 1998



                                                                     1999              1998
                                                               ---------------   ---------------
                                           ASSETS

Investment in securities at market value (original cost
   $9,070,690 and $10,351,153 at December 31, 1999 and 1998,
  respectively) (Note 1)                                          $16,420,631       $14,584,338
Cash                                                                   16,847           194,464
Dividends and interest receivable                                       9,473            13,729
Receivable for investment securities sold                              31,749                 -
                                                               ---------------   ---------------
         Total assets                                             $16,478,700       $14,792,531
                                                               ===============   ===============

                                         LIABILITIES

Payable for investment securities purchased                       $         -       $    73,500
Redemptions payable                                                         -            13,201
                                                               ---------------   ---------------
         Total liabilities                                        $         -       $    86,701
                                                               ===============   ===============

                                         NET ASSETS

Paid-in capital                                                   $ 9,317,394       $10,846,991
Accumulated undistributed net realized loss
   on sale of investments                                             (30,836)         (310,322)
Accumulated undistributed net investment loss                        (157,799)          (64,024)
Net unrealized gain on investments                                  7,349,941         4,233,185
                                                               ---------------   ---------------
         Net assets applicable to Fund shares outstanding         $16,478,700       $14,705,830
                                                               ===============   ===============

Fund shares outstanding                                               847,668           944,775
                                                               ===============   ===============

Net Asset Value Per Share (net assets/shares
   outstanding)                                                   $     19.44       $     15.57
                                                               ===============   ===============


The accompanying notes are an integral part of these financial statements.

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998


                                                                     1999              1998
                                                               ---------------   ---------------
INVESTMENT INCOME:
   Dividends                                                      $    76,658        $  105,405
   Interest                                                             6,584             7,005
   Foreign taxes withheld                                              (1,542)           (2,089)
                                                               ---------------   ---------------
            Total investment income                                    81,700           110,321
                                                               ---------------   ---------------

EXPENSES:
   Management fee (Note 3)                                            140,437           140,635
   Filing fees                                                         20,734            31,885
   Accounting fees                                                     11,000             7,500
   Custodial fees                                                       7,034             5,609
   Legal fees                                                           5,471             4,811
   Directors' attendance fees                                           3,900             2,300
   Printing and postage fees                                            3,519             1,571
   Other fees                                                           3,809             2,795
                                                               ---------------   ---------------
            Total expenses                                            195,904           197,106
                                                               ---------------   ---------------

Less fees waived by adviser (Note 3)                                  (20,357)          (21,864)
                                                               ---------------   ---------------
            Net expenses                                              175,547           175,242
                                                               ---------------   ---------------

Net investment loss                                                   (93,847)          (64,921)
                                                               ---------------   ---------------

REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS:
   Proceeds from sales of securities                                4,024,592         4,544,223
   Cost of securities sold                                         (3,745,114)       (4,854,545)
                                                               ---------------   ---------------
   Net realized gain/(loss) on investments sold                       279,478          (310,322)

Net change in unrealized gain on investments                        3,116,756         3,833,105
                                                               ---------------   ---------------

Net realized and unrealized gain on investments                     3,396,234         3,522,783
                                                               ---------------   ---------------

Net increase in net assets resulting from operations               $3,302,387        $3,457,862
                                                               ===============   ===============

The accompanying notes are an integral part of these financial statements.

                      PAPP AMERICA-PACIFIC RIM FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998



                                                                   1999            1998
                                                              -------------   -------------
FROM OPERATIONS:
   Net investment loss                                        $   (93,847)      $  (64,921)
   Net realized gain/(loss) on investments sold                   279,478         (310,322)
   Net change in unrealized gain on investments                 3,116,756        3,833,105
                                                              -------------   -------------

            Increase in net assets resulting from
              operations                                        3,302,387        3,457,862
                                                              -------------   -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                                                -                -
   Net realized gain on investments sold                                -                -
                                                              -------------   -------------

            Decrease in net assets resulting from
              distributions to shareholders                             -                -
                                                              -------------   -------------

FROM SHAREHOLDER TRANSACTIONS:
   Proceeds from sale of shares                                 2,214,299        4,267,258
   Net asset value of shares issued to shareholders
     in reinvestment of net investment income and                       -                -
     net realized gain on investments sold
   Payments for redemption of shares                           (3,743,816)      (6,760,679)
                                                              -------------   -------------

            Decrease in net assets resulting
              from shareholder transactions                    (1,529,517)      (2,493,421)
                                                              -------------   -------------

Total increase in net assets                                    1,772,870          964,441

Net assets at beginning of the period                          14,705,830       13,741,389
                                                              -------------   -------------

Net assets at end of period                                   $16,478,700      $14,705,830
                                                              =============   =============


The accompanying notes are an integral part of these financial statements.

                       PAPP AMERICA-PACIFIC RIM FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1999




(1)   SIGNIFICANT ACCOUNTING POLICIES:

Papp America-Pacific Rim Fund, Inc. (the Fund) was incorporated on December 18, 1996, and is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. Operations of the Fund commenced on March 14, 1997. The Fund invests with the objective of long-term capital growth in the common stocks of companies that have substantial international activities, particularly in the Pacific Rim nations.

The policies described below are followed by the Fund in the preparation of its financial statements in conformity with generally accepted accounting principles.

         INVESTMENT IN SECURITIES

For purposes of computing the net asset value of a share of the Fund, securities traded on securities exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales prices at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Other securities traded over-the-counter are valued at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair value as determined in good faith by the Board of Directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The Fund's net asset value per share (NAV) is the value of a single share. It is computed by dividing the market value of a Fund's assets, less its liabilities, by the number of shares outstanding, and rounding the result to the nearest full cent. The NAV is determined as of the close of trading on the New York Stock Exchange, currently 4:00 p.m. New York City time, on any day on which that Exchange is open for trading.

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation or depreciation are calculated on the identified cost basis.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

         FEDERAL INCOME TAXES

The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies. The Code requires that substantially all of the Fund's taxable income, as well as any net realized gain on sales of investments, are to be distributed to the shareholders. The Fund has complied with this policy and, accordingly, no provision for federal income taxes is required.

(2)   DIVIDENDS AND DISTRIBUTIONS:

Dividends and capital gain distributions are reinvested in additional shares of the Fund unless the shareholder has requested in writing to be paid by check. Dividends and distributions payable to its shareholders are recorded by the Fund on the ex-dividend date.

(3)   TRANSACTIONS WITH AFFILIATES:

The Fund has an investment advisory and management services agreement with L. Roy Papp & Associates (Manager). The Manager receives from the Fund, as compensation for its services, a fee accrued daily and payable monthly at an annual rate of 1% of the Fund's net assets. The Manager will reimburse the Fund to the extent the Fund's regular operating expenses during any of its fiscal years exceed 1.25% of its average daily net asset value in such year. A management fee expense reimbursement of $20,357 and $21,864 was required in 1999 and 1998 respectively. The Fund incurred fees of $2,408 as of December 31, 1999 from the manager for providing shareholder and transfer agent services.

The Fund's independent directors receive $350 for each meeting of the Board of Directors attended on behalf of the Fund. Certain officers and/or directors of the Fund are also partners of the Manager and shareholders in the Fund. The Fund made no payments to its officers or directors, except to independent directors as stated above.

(4)   PURCHASES AND SALES OF SECURITIES:

For the years ended December 31, 1999 and December 31, 1998 investment transactions excluding short-term investments were as follows:


                               1999              1998
                          --------------   ----------------
Purchases at cost           $2,464,651        $1,908,840
Sales                        4,024,592         4,544,223

(5)   CAPITAL SHARE TRANSACTIONS:

At December 31, 1999, there were 5,000,000 shares of $.01 par value capital stock authorized. Transactions in capital shares of the Fund were as follows:

                                                 Proceeds          Shares
                                              -------------     -------------
Period ended December 31, 1999
Shares issued                                  $ 2,214,299         141,621
Dividends and distributions reinvested                   -               -
Shares redeemed                                 (3,743,816)       (238,728)
                                              -------------     -------------
            Net decrease                       $(1,529,517)        (97,107)
                                              =============     =============

Period ended December 31, 1998
Shares issued                                  $ 4,267,258         320,978
Dividends and distributions reinvested                   -               -
Shares redeemed                                 (6,760,679)       (511,920)
                                              -------------     -------------
            Net decrease                       $(2,493,421)       (190,942)
                                              =============     =============


(6)   UNREALIZED APPRECIATION:

Unrealized appreciation of portfolio securities for both financial statement and federal income tax purposes is as follows:


                                        1999                1998
                                   --------------      ---------------
Market value                        $16,420,631         $ 14,584,338
Original cost                        (9,070,690)         (10,351,153)
                                   --------------      ---------------
       Net unrealized appreciation  $ 7,349,941         $  4,233,185
                                   ==============      ===============



As of December 31, 1999, gross unrealized gains on investments in which market value exceeded cost totaled $7,397,438 and gross unrealized losses on investments in which cost exceeded market value totaled $47,497.

As of December 31, 1998, gross unrealized gains on investments in which market value exceeded cost totaled $4,523,937 and gross unrealized losses on investments in which cost exceeded market value totaled $290,752.

(7)   SELECTED FINANCIAL HIGHLIGHTS:

The following selected per share data has been calculated using revenues and expenses for the periods indicated, divided by the weighted average number of shares outstanding during the periods. The ratios are calculated using the revenues and expenses for the period, divided by the weighted average of the daily net assets of the Fund.


                                             Years ended                    Period Ended
                                             December 31,                   December 31,
                                       1999                  1998             1997(A)
                                    --------------     ----------------  -----------------
Net asset value, beginning
  of period                          $    15.57          $    12.10        $     10.00
Income from operations:
     Net investment income                (0.12)              (0.06)                -
     Net realized and unrealized
       gain (loss) on investments          3.99                3.53               2.11
                                     --------------     ----------------  -----------------

          Total from operations            3.87                3.47               2.11

Less Distributions:
   Dividend from investment income            -                   -                 -
   Distribution of net realized gain          -                   -              (0.01)
                                     --------------     ----------------  -----------------

          Total distributions                 -                   -              (0.01)

Net asset value, end of period       $     19.44         $     15.57       $     12.10
                                     ==============     ================  =================

          Total return                     24.86%              28.68%            21.11%
                                     ==============     ================  =================
Ratios/Supplemental Data:
   Net assets, end of period         $16,478,700         $14,705,830       $13,741,389
   Expenses to average net assets(B)        1.25%               1.25%             1.25%*
   Investment income to
     average net assets(C)                  0.58%               0.79%             1.30%*
   Portfolio turnover rate                 17.52%              13.73%            14.30%


  * Annualized
(A) From the date of commencement of operations (March 14, 1997).
(B) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 1.39%, 1.41% and 1.55%, for the years ended December 31, 1999, 1998 and the period ended December 31, 1997, respectively.
(C) Computed giving effect to investment adviser's expense limitation undertaking.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Board of Directors and Shareholders of Papp America-Pacific Rim Fund, Inc.:


We have audited the accompanying statements of assets and liabilities of the Papp America-Pacific Rim Fund, Inc. as of December 31, 1999 and 1998, including the schedule of portfolio investments as of December 31, 1999, and the related statements of operations and changes in net assets for the two years then ended, and the financial highlights for the two years then ended and for the period from March 14, 1997 (date of commencement of operations) through December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 and 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Papp America-Pacific Rim Fund, Inc. as of December 31, 1999 and 1998, and the results of its operations and changes in its net assets for the two years then ended, and its financial highlights for the two years then ended and for the period from March 14, 1997 (date of commencement of operations) through December 31, 1997, in conformity with generally accepted accounting principles.

/S/ Authur Andersen LLP

Phoenix, Arizona,
   January 27, 2000.

FACTS ABOUT THE FUND



INVESTMENT OBJECTIVE - The Fund, which commenced operations on March 14, 1997, is designed for those long-term investors who wish to invest a portion of their common stock assets in mainly American multinational companies which do a significant amount of business with, and receive substantial income from, nations bordering the Pacific Ocean. The Fund purchases the shares of companies that, over time, have shown the ability to substantially increase their earnings.

THE INVESTMENT ADVISER - The Fund's assets are managed by L. Roy Papp & Associates, the largest investment counseling firm in Arizona, with over $1.2 billion in total assets managed for individuals, trusts, corporations, and charitable and educational institutions. Founded in 1978, the firm is solely in the investment management business. The firm is an independent general partnership. Of its ten general partners, seven hold the Chartered Financial Analyst (CFA) designation.

EXPERIENCED MANAGEMENT - The securities portfolio of the Fund is managed by L. Roy Papp and Rosellen C. Papp. Mr. Papp, the founder of L. Roy Papp & Associates, has over 45 years experience in the field of investment management. Prior to founding L. Roy Papp & Associates, he was a senior partner of a large investment counseling firm in Chicago, Illinois and the United States Director and Ambassador to the Asian Development Bank, Manila, Philippines. He received his M.B.A. degree from the Wharton School, University of Pennsylvania and his A.B. degree from Brown University.

Rosellen C. Papp, the director of research at L. Roy Papp & Associates, has over 22 years experience in security and financial analysis. She holds a Master of Management degree in finance from the Kellogg Graduate School of Management, Northwestern University and a B.B.A. degree from the University of Michigan. She is a Chartered Financial Analyst and member of the International Society of Financial Analysts.

"PURE" NO-LOAD - The Fund is a "pure" no-load fund in that there are no "loading" charges or sales commissions paid in connection with the purchase of its shares. In addition, there are no deferred sales loads, no redemption fees, and no 12b-1 fees. The Fund's investment adviser receives an annual management fee of 1% which is based on the Fund's average daily net asset value. Other expenses such as auditing charges, legal fees, and custodial expenses are limited to 1/4% of the Fund's average daily net asset value; therefore, the Fund's annual expenses may not exceed 1 1/4%.

SUITABILITY - The Fund is suitable only for long-term investors seeking capital appreciation over time. Included are individuals of most ages, institutional accounts such as pension and profit sharing plans, retirement accounts such as IRA's, educational accounts for young children, and many personal trusts. The Fund is not suitable for those with high current income needs, aggressive investors who desire maximum short-term results and are willing to assume the attendant risks, and those with relatively short time horizons who may require their capital in the near-term.

                    AN INTRODUCTION TO THE PAPP MUTUAL FUNDS


The Papp Mutual Funds invest in high quality common stocks carefully selected for the possibility of long-term capital growth. All the funds are "pure" no-load in that there are no sales commissions, redemption fees, or 12b-1 charges. Because the Funds invest for the long-term, portfolio turnover is low and the Funds do not ordinarily produce large taxable capital gains. They are designed for the long-term (3 to 5 years) investor and are not appropriate for those with short-term time horizons. The partners and employees of L. Roy Papp & Associates have invested a significant part of their own assets in the Funds, either personally or through the Firm's 401K Plan.

The Papp Stock Fund is structured to provide a comprehensive investment for the common stock portion of an investment program through the purchase and retention of a diversified, high quality group of securities. It owns the common stocks of very large United States companies, many of which derive a large percentage of their earnings from overseas activities where we believe the strong growth of recent years will continue. It also owns large and medium sized American companies which have all of their operations within our country.

Papp America-Abroad Fund invests primarily in United States companies, a large portion of whose earnings come from foreign countries. It is our belief that it is far safer to participate in the increased globalization of the world's economies through ownership of multinational U.S. companies, thereby avoiding many risks and expenses associated with the direct purchase of foreign stocks such as different accounting and financial reporting standards, lack of liquidity, greater price volatility, and lack of SEC protection. While the Fund owns some medium sized companies, for the most part it invests in large companies that have the experience and expertise to successfully compete on the international level.

Papp America-Pacific Rim Fund reflects our belief that the best prospect for growth over the next several decades lies in our large and rapidly growing trade with the nations bordering the Pacific Ocean. Like our other Funds, the Pacific Rim Fund invests mainly in American companies, but its primary thrust is to seek out and purchase those companies that have established a strong and growing presence in the Pacific Rim area. We believe this Fund is appropriate for that part of an investor's assets dedicated to long-term growth.

Papp Focus Fund is a non-diversified investment company that will own a maximum of 16 stocks under normal market conditions. While we believe that a strategy of investing in a limited number of securities has the potential for higher total returns, this may increase volatility, so prospective shareholders should carefully consider whether their investment strategy parallels that of the Fund.

Papp Small & Mid-Cap Growth Fund invests primarily in the common stocks and securities convertible into common stocks of small and medium sized companies. We believe that carefully selected small and medium sized companies offer attractive capital growth possibilities significantly above that of the general U.S. economy. While these companies, during some periods, will perform better than the stocks of large companies, they also may involve greater volatility and be subject to competitive pressures.

                       PAPP AMERICA-PACIFIC RIM FUND, INC.

                                    DIRECTORS
    James K. Ballinger                             Harry A. Papp
    Amy S. Clague                                  L. Roy Papp
    Robert L. Mueller                              Rosellen C. Papp
    Carolyn P. O'Malley                            Bruce C. Williams

                                    OFFICERS
    Chairman - L. Roy Papp                         President - Harry A. Papp

                                 VICE PRESIDENTS
    Victoria S. Cavallero                          Julie A. Hein
    George D. Clark, Jr.                           Robert L. Mueller
    Jeffrey N. Edwards                             Rosellen C. Papp
    Robert L. Hawley                               Bruce C. Williams

                          Secretary - Robert L. Mueller
                          Treasurer - Rosellen C. Papp
                       Assistant Treasurer - Julie A. Hein

                               INVESTMENT ADVISER
                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                            Telephone: (602) 956-1115
                           E-mail: invest@roypapp.com
                           Web: http://www.roypapp.com

                                    CUSTODIAN
                            Founders Bank of Arizona
                          7335 E. Doubletree Ranch Road
                            Scottsdale, Arizona 85258

                     SHAREHOLDER SERVICES AND TRANSFER AGENT
                            L. Roy Papp & Associates
                        6225 North 24th Street, Suite 150
                             Phoenix, Arizona 85016
                            Telephone: (602) 956-1115
                                 (800) 421-4004

                         INDEPENDENT PUBLIC ACCOUNTANTS
                               Arthur Andersen LLP
                        501 North 44th Street, Suite 300
                             Phoenix, Arizona 85008

                                  LEGAL COUNSEL
                               Bell, Boyd & Lloyd
                             70 West Madison Street
                             Chicago, Illinois 60602

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund. No sales charge to the shareholder or to the new investor is made in offering the shares of the Fund.